Farm Springs Road (CT)

GUARANTY

THIS GUARANTY (“Guaranty”), made as of February ___, 2013, by GTJ REALTY, LP, a Delaware limited partnership (collectively and individually “Guarantor”), whose address is 444 Merrick Road, Suite 370, Lynbrook, NY  11563, to and for the benefit of AVIVA LIFE AND ANNUITY COMPANY, an Iowa corporation (“Lender”), with an office at c/o Aviva Investors North America, Inc., Attn:  Commercial Mortgage, 215 10th Street, Suite 1000, Des Moines, Iowa 50309.

W I T N E S S E T H:

WHEREAS, Lender proposes to lend to FARM SPRINGS ROAD LLC, a Connecticut limited liability company (“Borrower”), the sum of $15,000,000.00 (herein called the “Loan”); and

WHEREAS, the proceeds from the Loan are to be applied toward the acquisition or the refinancing of improved real property located in Hartford County, Connecticut (“Mortgaged Premises”); and

WHEREAS, in order to induce Lender to make the Loan, Borrower has agreed to procure and deliver, and Guarantor has agreed to give, this Guaranty; and

WHEREAS, Lender has refused to make the Loan unless this Guaranty is executed by Guarantor and delivered to Lender; and

WHEREAS, Guarantor has a financial interest in Borrower and will receive benefits from Lender making the Loan to Borrower;

NOW, THEREFORE, in consideration of the above premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lender to make the Loan, Guarantor, jointly and severally, hereby covenants and agrees with Lender as follows:

Section 1.                      The following terms shall have the following meanings:

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(a)
“Note” shall mean that certain Promissory Note dated as of the date hereof by Borrower payable to Lender in the amount of $15,000,000.00, together with all notes issued and accepted in substitution or exchange therefor, and as any of the foregoing may from time to time be modified, extended, renewed, consolidated, restated or replaced;

(b)	“Mortgage” shall mean that certain Open-End First Mortgage Deed, Security Agreement and Fixture Filing dated as of the date hereof by Borrower for the benefit of Lender, securing payment of the Note;

(c)
“Indebtedness” shall mean the principal of and interest on the Note and all other amounts, payments and premiums (including, without limitation, amounts of the Prepayment Premium, as defined in the Note) due under the Note and all other indebtedness of Borrower to Lender under and/or secured by the Loan Documents;

(d)	“Assignment” shall mean the Assignment of Leases, Rents and Income dated this same date by Borrower for the benefit of Lender;

(e)
“Loan Documents” shall mean the Note, the Mortgage, the Assignment and all other documents, now or hereafter securing payment of the Indebtedness, excluding the certain Environmental Indemnification Agreement dated as of this same date.

Section 2.                      Guarantor represents and warrants:

(a)	Guarantor is a limited partnership duly organized and validly existing under the laws of Delaware.

(b)
This Guaranty is made in furtherance of the business of Borrower and is necessary and desirable to promote and further the business of Guarantor and that assumption by Guarantor of its obligations hereunder will result in direct financial benefits to Guarantor.

(c)
Guarantor has established adequate means of obtaining financial and other information pertaining to the business, operations and condition (financial and otherwise) of Borrower and its properties on a continuing basis and that Guarantor is now and will in the future remain fully familiar with the business, operations and condition (financial and otherwise) of Borrower and its properties.

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(d)
Guarantor has reviewed and approved each of the Loan Documents and is fully familiar with the transaction contemplated by the Loan Documents and that it will in the future remain fully familiar with such transaction and with any new Loan Documents and the transactions contemplated by such Loan Documents.

(e)
Guarantor is not in default under any provision of the laws of the State of its organization or under its articles or certificate of incorporation, organization, formation, or limited partnership, bylaws, operating agreement, regulations, partnership agreement or similar document, as the case may be (“Organizational Documents”).

(f)	Guarantor has the necessary power under said laws and Organizational Documents to make the agreements on its part herein contained.

(g)
Guarantor has been authorized to enter into and to perform this Guaranty by all necessary and proper action and the execution and delivery of this Guaranty, the consummation of the transactions contemplated hereby and the fulfillment of or compliance with the terms or conditions of this Guaranty do not conflict with or result in a breach of the terms, conditions or provisions of any restriction or provision of its Organizational Documents or any agreement or instrument to which it is a party or by which it may be bound.

Section 3.                      Guarantor, jointly and severally, hereby absolutely, irrevocably and unconditionally guarantees to Lender the due and punctual payment of the obligations set forth in Section 6 below as and when the same shall become due and payable whether by lapse of time, by acceleration of maturity or otherwise.

Section 4.                      [Reserved]

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Section 5.                      This Guaranty shall be a continuing guaranty, shall be binding upon Guarantor and shall remain in full force and effect, and shall not be discharged, impaired or affected by:  (a) the existence or continuance of any obligation on the part of Borrower on or with respect to the Indebtedness, or under the Note or the Loan Documents;  (b) the power or authority of Borrower (or lack thereof) to issue the Note or to execute, acknowledge or deliver the Note or the Loan Documents;  (c) the validity or invalidity of the Note or the Loan Documents;  (d) any defense whatsoever that Borrower may or might have to the payment of the Indebtedness or to the performance or observance of any of the terms, provisions, covenants and agreements contained in the Note or the Loan Documents;  (e) any limitation or exculpation of liability on the part of Borrower;  (f) the existence or continuance of Borrower as a legal entity or the insolvency, bankruptcy, receivership, reorganization, merger, consolidation, incapacity, death, disability, dissolution, liquidation, or termination of Borrower, Guarantor or any other person or entity;  (g) the transfer by Borrower of all or any part of the Mortgaged Premises to any other corporation, person or entity or any transfer of an ownership interest in Borrower or any transfer of an ownership interest in Borrower;  (h) any sale, pledge, surrender, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of the Indebtedness, or any of the obligations of Borrower under the Note or the Loan Documents all of which Lender is hereby expressly authorized to make from time to time without notice to Guarantor or to anyone; (i) any release, surrender, abandonment, addition, substitution, alteration, subordination, sale, impairment or loss of, or failure to create or perfect any lien or security interest in or on, any collateral or other security for the Indebtedness; (j) any release of Borrower or any endorser, guarantor, surety, accommodation maker or any other obligor of the Indebtedness; (k) the operation of any statutes of limitation or other laws regarding the limitation of actions which are hereby waived as a defense to any action to the maximum extent permitted by law; (l) any neglect, lack of diligence, delay, omission, failure or refusal of Lender to take or prosecute any action for the collection or enforcement of the Indebtedness or to take or prosecute any action to foreclose upon any lien or security interest therefor; or (m) any defense (other than the payment of the obligations set forth in Section 6 below in accordance with its terms) that Guarantor may or might have to its undertakings, liabilities and obligations hereunder, each and every such defense being  hereby waived by Guarantor.  It is understood and agreed that this Guaranty, and the undertakings, liabilities and obligations of Guarantor hereunder, shall not be affected, discharged, impaired or varied by any act, omission or circumstance whatsoever (whether or not specifically enumerated above) except the due and punctual payment of the obligations set forth in Section 6 below, and then only to the extent thereof.

Section 6.                      Guarantor agrees that immediately upon the failure of Borrower to pay the obligations set forth below as and when the same shall become due and payable whether by lapse of time, by acceleration of maturity or otherwise, and written demand by Lender, Guarantor shall pay to Lender the obligations set forth below as if the same constituted the direct and primary obligation of Guarantor.  This Guaranty is an absolute guaranty of payment and not of collection, and Lender shall be entitled to proceed directly against Guarantor for payment of the obligations set forth below without first pursuing or exhausting any remedy against Borrower or otherwise which Lender then may have under the Loan Documents.  Guarantor agrees that any failure of Lender to exercise its right to proceed directly against Guarantor, or any delay in the exercise thereof, shall not be construed as a waiver by Lender with respect thereto, but Lender may proceed directly against Guarantor at any time.

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Anything to the contrary herein notwithstanding, the personal liability of Guarantor hereunder shall be limited to, and Guarantor shall be personally liable to Lender for:

(a)
all damages, costs and expenses including attorney fees reasonably incurred by Lender on account of (i) intentional or negligent waste with respect to the Mortgaged Premises, or (ii) fraud or willful misrepresentation in connection with the transactions contemplated by the Loan Documents;

(b)
misapplication of any security deposits, prepaid rent, or lease termination fees with respect to the Mortgaged Premises; and any rentals or income collected after a default in violation of the Loan Documents;

(c)	delinquent real estate taxes and assessments with respect to the Mortgaged Premises;

(d)	the replacement cost of any personal property or fixtures encumbered by the Mortgage removed or disposed of by Borrower and not replaced as required by the Mortgage;

(e)
misapplication of condemnation awards and proceeds, and insurance proceeds; and any loss resulting from casualty to the Mortgaged Premises in excess of insurance proceeds received in respect thereof or otherwise resulting from Borrower’s failure to maintain adequate liability insurance and hazard insurance in accordance with the requirements in the Mortgage for maintenance of specified coverage;

(f)	all damages, costs and expenses, including attorney fees, reasonably incurred by Lender on account of a breach of any environmental provision contained in the Mortgage;

(g)
any fees and costs, including attorney fees, incurred in enforcing and collecting any amounts due under these subparagraphs (a) through and including (j) or due in connection with Lender’s enforcement of the Note, this Guaranty and the other Loan Documents;

(h)
the full amount due under the Note, including accrued interest, and other amounts due with respect to the Mortgage, the Assignment and any other Loan Documents executed by Borrower in connection with the Note in the event Borrower voluntarily files a petition in bankruptcy or commences a case or insolvency proceeding under any provision or chapter of the Federal Bankruptcy Code;

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(i)
all damages, costs and expenses, including attorney fees reasonably incurred by Lender as a result of or in connection with any claim that by reason of the operation of federal bankruptcy, state insolvency, or similar creditors’ rights laws, the transaction creating the Mortgage constituted a fraudulent transfer, a fraudulent conveyance or a preferential transfer; and

(j)
the full amount due under the Note, including accrued interest, and other amounts due with respect to the Mortgage, the Assignment and any other Loan Documents executed by Borrower in connection with the Note if there occurs an event that under the “due on sale or encumbrance” provisions of the Mortgage (Section 1-4 thereof) constitutes an Event of Default under the Mortgage.

Section 7.                      Nothing in this Guaranty is intended or shall be construed to prevent Lender, upon the failure of Borrower to pay the Indebtedness as and when it becomes due and payable whether by lapse of time, by acceleration of maturity or otherwise, in the exercise of its sole discretion, from foreclosing the liens of the Loan Documents and enforcing the provisions thereof.

Section 8.                      The obligations of Guarantor pursuant to this Guaranty shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Indebtedness or the obligations of Guarantor under this Guaranty is rescinded or otherwise must be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Guarantor or Borrower or otherwise, all as though such payment had not been made.

Section 9.                      Lender may, without any notice whatsoever to anyone, sell, assign, or transfer all or any part of the Indebtedness, and in such event, each and every immediate and successive assignee, transferee or holder of all or any part of the Indebtedness shall have the right to enforce this Guaranty as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers, and benefits.

Section 10.                      Guarantor hereby waives any and all legal requirements that Lender shall institute any action or proceeding at law or in equity against anyone else, in respect of the Note or the Loan Documents, as a condition precedent to bringing an action against Guarantor upon this Guaranty.  Guarantor hereby waives any claim of marshaling of assets or other collateral against Lender.  All remedies afforded to Lender by reason of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether exercised by Lender or not, shall be deemed to be in exclusion of any of the other remedies available to Lender, and shall in no way limit or prejudice any other legal or equitable remedy which Lender may have in the collateral covered by the Loan Documents.  Guarantor hereby waives and relinquishes any duty on the part of the Lender (should any such duty exist) to disclose to such or any other guarantor any matter of fact or other information related to the business, operations or condition (financial or otherwise) of the Borrower or its properties or to any Loan Document or the transactions undertaken pursuant to, or contemplated by, any such Loan Document, whether now or in the future known by the Lender.

Section 11.                      Guarantor and Lender agree that, in lieu of any right to indemnification or contribution that Guarantor might have as against Borrower, which right is hereby waived, Guarantor shall be subrogated to the rights of Lender to the extent that Guarantor fully satisfies and discharges Borrower’s obligations under the Loan Documents.  This right of subrogation shall be Guarantor’s sole remedy against Borrower.

Section 12.                      All notices, demands, consents or requests which are either required or desired to be given or furnished hereunder (a “Notice”) shall be in writing and shall be deemed to have been properly given if either delivered personally or by overnight commercial courier or sent by United States registered or certified mail, postage prepaid, return receipt requested, to the attention of Paul Cooper, Chief Executive Officer, with a copy to Ruskin Moscou Faltischek, P.C., Attn:  Eric C. Rubenstein, Esq., 1425 RXR Plaza, East Tower, 155th Floor, Uniondale, New York  11556.  Such Notice shall be effective upon receipt or refusal if by personal delivery, the first Business Day (a day other than a Saturday, Sunday or holiday on which national banks are authorized to be closed) after the deposit of such Notice with an overnight courier service by the time deadline for next Business Day delivery if by commercial courier, and upon the earliest of receipt or refusal (which shall include a failure to respond to notification of delivery by the U.S. Postal Service) or five (5) Business Days following mailing if sent by U.S. Postal Service mail.  By Notice complying with the foregoing, each party may from time to time change the address to be subsequently applicable to it for the purpose of the foregoing.

Section 13.                      This Guaranty shall be binding upon Guarantor and upon its heirs, devisees, representatives, successors and assigns and shall inure to the benefit of each and every future holder of the Note or any interest in the Indebtedness.  Guarantor agrees to indemnify and hold Lender harmless from and against any and all costs or expenses, including litigation costs and reasonable attorneys’ fees, arising from Lender’s enforcement of this Guaranty, whether incurred before or after judgment.

Section 14.                      Within 120 days after the end of each calendar year, Guarantor shall provide to Lender Guarantor’s personal financial statements.  Such statements may be prepared and certified as to completeness and accuracy by Guarantor until the occurrence of an event of default beyond applicable notice and cure periods that is continuing under any of the Loan Documents.  After such time, Lender may require that such statements be audited by an independent certified public accountant approved by Lender.  The above notwithstanding, so long as public filings are required of GTJ REIT, Inc., and the entities for which such filings are made include Guarantor, such filings shall satisfy the requirement of this Section 14 provided that Guarantor provides electronic copies of such filings to Lender within thirty (30) days of such filings.

Section 15.                      This Guaranty shall be construed and enforced according to and governed by the laws of Connecticut (excluding conflicts of laws rules) and applicable federal law.

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Section 16.                      This Guaranty may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute but one and the same instrument.  Executed copies of the signature pages of this Guaranty sent by facsimile or transmitted electronically in either Tagged Image Format (“TIFF”) or Portable Document Format (“PDF”) shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment.  Any party delivering an executed counterpart of this Guaranty by facsimile, TIFF or PDF also shall deliver a manually executed counterpart of this Guaranty, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty.  The pages of any counterpart of this Guaranty containing any party’s signature or the acknowledgement of such party’s signature hereto may be detached therefrom without impairing the effect of the signature or acknowledgement, provided such pages are attached to any other counterpart identical thereto except having additional pages containing the signatures or acknowledgements thereof of other parties.

Section 17.                      This Guaranty is intended by the parties hereto to be the final, complete and exclusive expression of the agreement between them with respect to the matters set forth herein.  This Guaranty supersedes any and all prior oral or written agreements relating to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.  No modification, rescission, waiver, release or amendment of any provision of this Guaranty shall be made, except by a written agreement signed by the parties hereto.

Section 18.                      GUARANTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS GUARANTY IS A PART IS A COMMERCIAL TRANSACTION, AND, TO THE EXTENT ALLOWED UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES OR BY OTHER APPLICABLE LAW, GUARANTOR WAIVES THEIR RIGHT TO NOTICE AND A HEARING WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES WHICH LENDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO PURSUE IN CONNECTION WITH SUCH TRANSACTION.

Section 19.                      Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of any United States federal or state court for Hartford County, Connecticut in any action or proceeding arising out of or relating to this Guaranty, and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such United States federal or state court. Guarantor irrevocably waives any objection, including without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, that it may now or hereafter have to the bringing of any such action or proceedings in such jurisdiction. Guarantor irrevocably consents to the service of any and all process in any such action or proceeding brought in any such court by the delivery of copies of such process to each party at its address specified for notices to be given hereunder or by certified mail directed to such address.

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Section 20.                      The failure of any party hereto to execute and deliver this Guaranty, or the unenforceability of this Guaranty with respect to any party hereto, shall not affect the validity, the binding effect or the enforceability of this Guaranty with respect to or against any other party hereto.

Section 21.                      Except as otherwise provided in this Section 21, or as may be disclosed in a public filing, Lender and its mortgage servicer and their respective assigns shall maintain the confidentiality of financial information of Guarantor and its affiliates described in this Section 21.  Lender (and its mortgage servicer and their respective assigns) shall have the right to disclose in confidence such financial information regarding Guarantor as may be necessary (a) to complete any sale or attempted sale of the Note or participations in the loan (or any transfer of the mortgage servicing thereof) evidenced by the Note and the Loan Documents, (b) to service the Note or (c) to furnish information concerning the payment status of the Note to the holder or beneficial owner thereof, including, without limitation, all Loan Documents, financial statements, projections, internal memoranda, audits, reports, payment history, appraisals and any and all other information and documentation in Lender’s files (and such servicer’s files) relating to Guarantor.  This authorization shall be irrevocable in favor of Lender (and its mortgage servicer and their respective assigns), and Guarantor waive any claims that Guarantor may have against Lender, its mortgage servicer and their respective assigns or the party receiving information from Lender pursuant hereto regarding disclosure of information in such files and further waive any alleged damages which they may suffer as a result of such disclosure except as may arise from Lender’s gross negligence or willful misconduct.

Section 22.                      Guarantor shall pay on demand all costs and expenses incurred by Lender in enforcing or protecting its rights and remedies hereunder, including, but not limited to, all costs of collection and litigation together with reasonable attorneys’ fees (which term as used in this Guaranty shall include any and all legal fees and expenses incurred in connection with litigation, mediation, arbitration and other alternative dispute processes) and legal expenses, including, without limitation, expert witness fees, any post-judgment fees, costs or expenses incurred on any appeal, in collection of any judgment, or in appearing and/or enforcing any claim in any bankruptcy proceeding.

Section 23.                      Lender shall not be deemed, by any act or omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Lender and then, only to the extent specifically set forth in the writing.  A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.  Without limiting the generality of the foregoing, no waiver of, or election by Lender not to pursue, enforcement of any provision hereof imposing recourse liability on Guarantor shall affect, waive or diminish in any manner Lender’s right to pursue the enforcement of any other such provision.

Section 24.                      Each of the parties hereto has been represented by counsel and the terms of this Guaranty have been fully negotiated.  This Guaranty shall not be construed more strongly against any party regardless of which party may be considered to have been more responsible for its preparation.

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THE PARTIES HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED ON OR ARISING OUT OF THIS GUARANTY, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTION OF ANY PARTY HERETO.  NO PARTY SHALL SEEK TO CONSOLIDATE BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL PARTIES.

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IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty on the date stated in the acknowledgement set forth below, to be effective as of the day and year first above written.  Guarantor acknowledges receipt of a copy of this Guaranty at the time of execution thereof.

GTJ REALTY, LP, a Delaware limited partnership

By: GTJ GP, LLC, a Maryland limited liability company, the general partner

By: GTJ REIT, INC., a Maryland corporation, the sole member

By: ________________________
Paul Cooper, Authorized Person

STATE OF NEW YORK        )
) ss.
COUNTY OF NASSAU         )

On the ___day of ______________, in the year 2013, before me, the undersigned, personally appeared Paul Cooper, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

____________________________________
Notary Public
My Commission Expires:

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